All Terrain Opportunity Fund

Institutional Class Shares

(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II

Supplement dated April 6, 2018, to the

Summary Prospectus dated March 1, 2018.

Effective immediately, the All Terrain Opportunity Fund is classified as a “diversified” fund. Accordingly, all references to the Fund being classified as a “non-diversified” fund in the Summary Prospectus are deleted. In particular, the last paragraph under “Principal Investment Strategies” on page 3 of the Summary Prospectus and the discussion of “Non-Diversification Risk” under “Principal Risks of Investing” on page 5 of the Summary Prospectus are deleted.

Please file this supplement with your records.